Exhibit 10.2

Execution Version

WARRANT AGREEMENT

between

TIDEWATER INC.,

AS ISSUER

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

AS WARRANT AGENT

April 22, 2022

TABLE OF CONTENTS

EXHIBIT A         FORM OF WARRANT CERTIFICATE

EXHIBIT B         FORM OF ASSIGNMENT FOR WARRANTS

EXHIBIT C         WARRANT SUMMARY

EXHIBIT D         WARRANT AGENT FEE SCHEDULE

i

This WARRANT AGREEMENT (this “Agreement”) is dated as of April 22, 2022 between Tidewater Inc., a Delaware corporation, as issuer (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Warrant Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Share Purchase Agreement dated as of as of March 9, 2022 (as amended, the “Share Purchase Agreement”), by and among the Company, Banyan Overseas Limited, a limited company organized under the laws of Bermuda (“Seller”) and Swire Pacific Offshore Holdings Ltd., a limited company organized under the laws of Bermuda, the Company agreed to issue to Seller at the Closing warrants which are exercisable or convertible to purchase up to 8,100,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment as provided herein (the “Warrants”);

WHEREAS, the Company desires to engage the Warrant Agent to act on behalf of the Company in connection with the issuance, registration, transfer, exchange, replacement, exercise, conversion and cancellation of the Warrants;

WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, transfer, exchange, replacement, exercise and conversion of the Warrants as provided herein; and

WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the Holders thereof.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.    Certain Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section.

“Agreement” has the meaning specified in the preamble hereof.

“Alternative Warrant Exercise” means the exercise of a Warrant immediately following the short sale of shares of Common Stock to cover such short sale by delivering the Warrant Shares received upon such exercise to the purchaser in such short sale, all on the terms and subject to the conditions set forth in Section 5.

“Alternative Warrant Exercise Notice” has the meaning specified in Section 5(c)(i)(C).

“Appropriate Officer” has the meaning specified in Section 3(c) hereof.

“AST Warrant Agent” has the meaning specified in the definition of Existing Outstanding Warrants.

“Broker” means a broker-dealer designated by a Holder to receive Warrant Shares in an Alternative Warrant Exercise.

“Business Day” means any date other than a Saturday or a Sunday or a day on which commercial banking institutions in New York City, New York are authorized or required by law to be closed; provided, that in determining the period within which Warrant Certificates or Warrants are to be issued and delivered at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Market Price of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, “Business Day” shall mean any day when the principal exchange on which such securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such market is open for trading.

“Cash Closing” has the meaning specified Section 6(c) hereof.

“Cashless Conversion” has the meaning specified in Section 5(c)(ii) hereof.

“Charter” means, with respect to any Person, such Person’s certificate or articles of incorporation, articles of association or similar organizational document, in each case as may be amended from time to time.

“Closing” has the meaning specified in the Share Purchase Agreement.

“Closing Date” has the meaning specified in the Share Purchase Agreement.

“Common Stock” has the meaning specified in the recitals hereof.

“Common Stock Reclassification” has the meaning specified in Section 6(a) hereof.

“Common Stock Rights/Options Offering” has the meaning specified in Section 6(b) hereof.

“Computershare” means Computershare Trust Company, N.A., a federally chartered trust company, in its capacity as the transfer agent for the Common Stock.

“Computershare Warrant Agent” has the meaning specified in the definition of Existing Outstanding Warrants.

“Depository” has the meaning specified in Section 3(b) hereof.

“Direct Registration Warrant” has the meaning specified in Section 3(a) hereof.

“Excess Shares” has the meaning specified in the Company’s Charter.

“Exchange Act” has the meaning specified in Section 5(m)(iv) hereof.

“Exercise Cap” has the meaning specified in Section 5(n)(i).

“Exercise Price” means the initial exercise price for the Warrants as set forth in Section 5(b) hereof, as it may be adjusted from time to time as provided herein.

“Existing Outstanding Warrants” means (A) warrants issued and outstanding as of the date hereof pursuant to the Creditor Warrant Agreement, dated as of July 31, 2017, between the Company and Computershare Inc., a Delaware corporation and its wholly owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare Inc., the “Computershare Warrant Agent”), (B) warrants issued and outstanding as of the date hereof pursuant to the Warrant Agreement, dated as of November 14, 2017, between the Company (as successor to GulfMark Offshore, Inc., a Delaware corporation (“Gulfmark”)), as issuer, and American Stock Transfer & Trust Company, LLC, as warrant agent (the “AST Warrant Agent”), (C) warrants issued and outstanding as of the date hereof pursuant to the Warrant Agreement, dated as of November 14, 2017, between the Company (as successor to Gulfmark) and the AST Warrant Agent and (D) warrants issued and outstanding as of the date hereof pursuant to the Existing Equity Warrant Agreement, dated as of July 31, 2017, between the Company and the Computershare Warrant Agent, and warrants issued after the date hereof pursuant to the terms of outstanding warrants contemplated under this clause (D).

“Expiration Date” has the meaning specified in Section 5(a) hereof.

“Ex-Date” means, when used with respect to any dividend or distribution declared in respect of the Common Stock or any Other Securities, the first date on which the Common Stock or such Other Securities trade without the right to receive such dividend or distribution.

“Funds” has the meaning specified in Section 12(s) hereof.

“Global Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Gulfmark” has the meaning specified in the definition of Existing Outstanding Warrants.

“Holder” means the registered holder or holders of Warrant Certificates, unless the context otherwise requires.

“Individual Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Jones Act” means, collectively, the U.S. citizenship and cabotage laws principally contained in 46 U.S.C. § 50501(a), (b) and (d) and 46 U.S.C. Chapters 121 and 551 and any successor statutes thereto, together with the rules and regulations promulgated thereunder by the U.S. Coast Guard and the U.S. Maritime Administration and their practices enforcing, administering, and interpreting such laws, statutes, rules, and regulations, in each case as amended or supplemented from time to time, relating to the ownership and operation of U.S.-flag vessels in the U.S. coastwise trade..

“Market Price” means with respect to Common Stock or any Other Security the arithmetic average of the daily VWAP of a share or single unit of such securities for the twenty (20) consecutive trading days on which such security traded immediately preceding the date of measurement, or, if such security is not listed or quoted on the New York Stock Exchange, NASDAQ Stock Market or a U.S. national or regional securities exchange, the average of the reported closing bid and asked prices of such security on such dates in the over-the-counter market or a comparable system as shown by a system of automated dissemination of quotations of securities prices then in common use comparable to the National Association of Securities Dealers, Inc. Automated Quotations System; provided, however, that if at such date of measurement there is otherwise no established trading market for such security, or the number of consecutive trading days any such security has been listed, quoted or traded since the Closing Date is less than twenty (20), then “Market Price” means the value of such Common Stock or Other Security as determined reasonably and in good faith by the Board of Directors of the Company.

“Non-U.S. Citizen” has the meaning specified in the Company’s Charter.

“Other Securities” or “Other Security” means any stock (other than Common Stock) and other securities of the Company or any other Person that the Holder at any time shall be entitled to receive or shall have received, upon the exercise or conversion of the Warrants, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust or other entity.

“Registration Statement” means a registration statement under the Securities Act that is effective and that permits the public resale of Warrant Shares from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Settlement Date” means the date that is three Business Days after a Warrant Exercise Notice is delivered.

“Stock on Stock Dividend” has the meaning specified in Section 6(a).

“Stock Exchange” means, on a reference date, the securities exchange(s) on which the Common Stock is listed or quoted, whether the New York Stock Exchange, NASDAQ Stock Market or another U.S. national or regional securities exchange,

“Transaction Consideration” has the meaning specified in Section 6(c).

“U.S. Citizen” has the meaning specified in the Company’s Charter.

“U.S. Maritime Laws” has the meaning specified in the Company’s Charter.

“VWAP” means, for any trading day, the price for securities (including Common Stock) determined by the daily volume weighted average price per unit of securities for such trading day on the New York Stock Exchange or NASDAQ Stock Market, as the case may be, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session), or if such securities are not listed or quoted on the New York Stock Exchange or NASDAQ Stock Market, as reported by the principal U.S. national or regional securities exchange on which such securities are then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such trading day.

“Warrant Agent” has the meaning specified in the preamble hereof and shall include any successor Warrant Agent hereunder.

“Warrant Agent Office” has the meaning specified in Section 4(g)(iv) hereof.

“Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Warrant Exercise Notice” has the meaning specified in Section 5(c)(i) hereof.

“Warrant Register” has the meaning specified in Section 3(d) hereof.

“Warrant Shares” has the meaning specified in Section 3(a) hereof.

“Warrant Spread” has the meaning specified Section 6(c) hereof.

“Warrant Statement” has the meaning specified in Section 3(b) hereof.

“Warrants” has the meaning specified in the recitals hereof.

SECTION 2.    Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express terms and conditions set forth in this Agreement (and no implied terms and conditions), and the Warrant Agent hereby accepts such appointment.

SECTION 3.    Issuance of Warrants; Form, Execution and Delivery

(a)    Issuance of Warrants. On the Closing Date, the Warrants will be issued by the Company to Seller in the amount specified in the Share Purchase Agreement upon delivery by the Company of a written notice to the Warrant Agent of the issuance date of the Warrants and the number of Warrants to be so issued pursuant to the Share Purchase Agreement. Such Warrants shall be, upon issuance, duly authorized and validly issued. In accordance with Section 4 hereof, the Company will cause the Warrants to be issued to Seller on the Closing Date by book-entry registration on the books and records of the Warrant Agent (“Direct Registration Warrants”). Each Warrant entitles the Holder, upon proper exercise and payment or conversion of such Warrant, to receive from the Company, as adjusted as provided herein and subject to the Jones Act limitations on ownership of Warrant Shares by Non-U.S. Citizens set forth in Section 5(m) and Section 5(n), one share of Common Stock. The shares of Common Stock (as provided pursuant to Section 6 hereof) and/or Other Securities deliverable upon proper exercise or conversion of the Warrants are referred to herein as the “Warrant Shares”. The maximum number of Warrant Shares issuable pursuant to all Warrants issued pursuant to this Agreement shall be 8,100,000 shares of Common Stock, as such amount may be adjusted from time to time pursuant to the terms of this Agreement. The Company shall promptly notify the Warrant Agent in writing upon the occurrence of the Closing Date on the Closing Date. Until such notice is received by the Warrant Agent, the Warrant Agent may presume conclusively for all purposes that the Closing Date has not occurred.

(b)    Form of Warrant. Subject to Section 3(a) and Section 4 of this Agreement, each of the Warrants shall be issued (i) in the form of one or more global certificates (the “Global Warrant Certificates”) in substantially the form of Exhibit A-1 attached, hereto, with the form of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit B-1 attached hereto, (ii) in certificated form in the form of one or more individual certificates (the “Individual Warrant Certificates”) in substantially the form of Exhibit A-2 attached hereto, with the form of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit B-2 attached hereto, and/or (iii) in the form of Direct Registration Warrants reflected on statements issued by the Warrant Agent from time to time to the holders thereof reflecting such book-entry position (the “Warrant Statements”); provided, that any Individual Warrant Certificates or Direct Registration Warrants may be exchanged at any time for a corresponding number of Global Warrant Certificates, in accordance with Section 4(d) and the applicable procedures of the Depository and the Warrant Agent. Such Warrant Statements representing Warrants shall include as an attachment thereto the “Warrant Summary” as set forth in Exhibit C attached hereto. The Global Warrant Certificates and Individual Warrant Certificates (collectively, the “Warrant Certificates”) and Warrant Statements may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules and regulations of The Depository Trust Company or any successor thereof (the “Depository”) in the case of the Global Warrant Certificates, with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined, consistently herewith and reasonably acceptable to the Warrant Agent and provided, in each case, that they do not affect the rights, duties, obligations, responsibilities, liabilities or indemnities of the Warrant Agent, by (i) in the case of Warrant Certificates, the Appropriate Officers executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates and (ii) in the case of Warrant Statements, any Appropriate Officer. The Global Warrant Certificates shall be deposited on or after the date hereof with the Warrant Agent and registered in the name of Cede & Co. or any successor thereof, as the Depository’s nominee. Each Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

(c)    Execution of Warrants. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its Treasurer or any Executive Vice President of the Company (each, an “Appropriate Officer”), and by the Secretary or any Assistant Secretary of the Company. Each such signature upon the Warrant Certificates may be in the form of a facsimile or electronic signature of any such Appropriate Officer, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile or electronic signature of any Appropriate Officer, the Secretary or any Assistant Secretary who shall have been serving as an Appropriate Officer, the Secretary, or an Assistant Secretary at the time of entering into this Agreement or issuing such Warrant Certificate. If any Appropriate Officer, the Secretary or any Assistant Secretary who shall have signed any of the Warrant Certificates shall cease to be such Appropriate Officer, the Secretary or an Assistant Secretary before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer, Secretary or Assistant Secretary had not ceased to be such Appropriate Officer, Secretary or Assistant Secretary, and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper Appropriate Officer, Secretary or Assistant Secretary, although at the date of the execution of this Agreement any such person was not such Appropriate Officer, Secretary or Assistant Secretary. Warrant Certificates shall be dated the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants.

(d)    Countersignature. Upon receipt of a written order of the Company signed by an Appropriate Officer instructing the Warrant Agent to countersign and accompanied by Warrant Certificates duly executed on behalf of the Company, the Warrant Agent, on behalf of the Company, shall countersign one or more Warrant Certificates evidencing the Warrants and shall deliver such Warrant Certificates to or upon such written order of the Company. Such written order of the Company shall specifically state the number of Warrants that are to be represented by such Warrant Certificate and the Warrant Agent may rely conclusively on such order. Each Warrant shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or converted or shall have expired or been canceled in accordance with the terms hereof. Each Holder shall be bound by all of the terms and provisions of this Agreement (a copy of which is available on request to the Secretary of the Company) and any amendments thereto as fully and effectively as if such Holder had signed the same. No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable or convertible, until such Warrant Certificate has been countersigned by the manual, facsimile or electronic signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate so countersigned has been duly issued hereunder. The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register any Warrant Certificates or Direct Registration Warrants and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 4 of this Agreement, all in form satisfactory to the Company and the Warrant Agent. The Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made. Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Warrant Certificate by anyone), for the purpose of any exercise or conversion thereof, any distribution to the Holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary. Notwithstanding anything in this Agreement to the contrary, the Company shall not instruct the Warrant Agent to register any Direct Registration Warrants unless and until the Warrant Agent shall notify the Company in writing that it has the capabilities to accommodate Direct Registration Warrants.

SECTION 4.    Transfer or Exchange.

(a)    Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with the terms of this Agreement and the procedures of the Depository.

(b)    Exchange of a Beneficial Interest in a Global Warrant Certificate for an Individual Warrant Certificate or Direct Registration Warrant.

(i)    Any Holder of a beneficial interest in any whole number of Warrants represented by a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Direct Registration Warrant or a Warrant represented by an Individual Warrant Certificate. Upon receipt by the Warrant Agent (I) from the Depository or its nominee of written instructions or such other form of instructions as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Warrant Certificate, and all other necessary information, and (II) of a written order of the Company signed by an Appropriate Officer authorizing such exchange, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by an Individual Warrant Certificate or Direct Registration Warrant, as the case may be, to be issued in exchange for the beneficial interest of such Person in the Global Warrant Certificate and, following such reduction, (A) in the case of an exchange for an Individual Warrant Certificate (x) the Company shall issue and the Warrant Agent shall either manually or by facsimile countersign an Individual Warrant Certificate representing the appropriate number of Warrants and (y) the Warrant Agent shall deliver such Individual Warrant Certificate to the registered Holder thereof, or (B) in the case of an exchange for a Direct Registration Warrant, the Warrant Agent shall register such Direct Registration Warrants in accordance with such written instructions from the Depository and deliver to such holder a Warrant Statement.

(ii)    Warrants represented by an Individual Warrant Certificate issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 4(b) shall be issued in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver Individual Warrant Certificates evidencing such issuance to the Persons in whose names such Individual Warrant Certificates are so issued. Direct Registration Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 4(b) shall be registered in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent.

(c)    Transfer and Exchange of Individual Warrant Certificates or Direct Registration Warrants. When the registered Holder of an Individual Warrant Certificate or Direct Registration Warrant has presented to the Warrant Agent a written request:

(i)    to register the transfer of any Individual Warrant Certificate or Direct Registration Warrant; or

(ii)    to exchange any Individual Warrant Certificate or Direct Registration Warrant for a Direct Registration Warrant or an Individual Warrant Certificate, respectively, representing an equal number of Warrants of authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if (x) its customary requirements for such transactions are met and (y) such transfer or exchange otherwise satisfies the provisions of this Agreement; provided, however, that the Warrant Agent has received a written instruction of transfer or exchange, as applicable, in form satisfactory to the Warrant Agent, properly completed and duly executed by the Holder thereof or by his attorney, duly authorized in writing and a written order of the Company signed by an Appropriate Officer authorizing such exchange. A party requesting a transfer of Warrants must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.

(d)    Restrictions on Transfer and Exchange of Individual Warrant Certificates or Direct Registration Warrants for a Beneficial Interest in a Global Warrant Certificate. Neither an Individual Warrant Certificate nor a Direct Registration Warrant may be exchanged for a beneficial interest in a Global Warrant Certificate pursuant to this Agreement except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to an Individual Warrant Certificate or Direct Registration Warrant, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the applicable Global Warrant Certificate to reflect an increase in the number of Warrants represented by such Global Warrant Certificate equal to the number of Warrants represented by such Individual Warrant Certificate or Direct Registration Warrant, and all other necessary information, then the Warrant Agent shall cancel such Individual Warrant Certificate or Direct Registration Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by such Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall either manually or by facsimile countersign a new Global Warrant Certificate representing the appropriate number of Warrants. In connection with any exchange of an Individual Warrant Certificate or Direct Registration Warrant for a beneficial interest in a Global Warrant Certificate, the Company and the Warrant Agent may require the delivery of such legal opinions, certificates or other evidence as may be reasonably required in order to comply with the Securities Act and other applicable securities laws.

(e)    Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provision set forth in Section 4(f)), a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(f)    Cancellation of Warrant Certificate.

(i)    At such time as all beneficial interests in Warrant Certificates and Direct Registration Warrants have been exchanged for Common Stock in accordance herewith, redeemed, repurchased or cancelled, all Warrant Certificates shall be returned to, or cancelled and retained pursuant to applicable law by, the Warrant Agent, upon written instructions from the Company reasonably satisfactory to the Warrant Agent.

(ii)    If at any time:

(A)    the Depositary for the Global Warrant Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant Certificates and a successor Depositary for the Global Warrant Certificates is not appointed by the Company within 90 days after delivery of such notice; or

(B)    the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to exclusively cause the issuance of Individual Warrant Certificate and Direct Registration Warrants under this Agreement;

then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company, shall register Individual Warrants Certificates and Direct Registration Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates.

(g)    Obligations with Respect to Transfers and Exchanges of Warrants.

(i)    To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, either by manual or facsimile signature, in accordance with the provisions of this Section 4, Warrant Certificates, as required pursuant to the provisions of this Section 4.

(ii)    All Warrant Certificates or Direct Registration Warrants issued upon any registration of transfer or exchange shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant Certificates or Direct Registration Warrants surrendered upon such registration of transfer or exchange.

(iii)    So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or Holder represented by such Global Warrant Certificate for all purposes under this Agreement, including, without limitation, for the purposes of (a) giving notices with respect to such Warrants and (b) registering transfers with respect to such Warrants. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests.

(iv)    The Warrant Agent shall, upon receipt of all information required to be delivered hereunder, register the transfer of any outstanding Warrants in the Warrant Register, upon surrender of Warrant Certificates, representing such Warrants or, in the case of Direct Registration Warrants, upon the delivery by the Holder thereof, at the Warrant Agent Office designated for such purpose (the “Warrant Agent Office”), duly endorsed, and accompanied by a completed form of assignment substantially in the form attached as Exhibit B-1 or B-2, as the case may be, hereto duly signed by the Holder thereof or by the duly appointed legal representative thereof or by his attorney, duly authorized in writing, such signature to be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Warrant Agent. Upon any such registration of transfer, a new Warrant Certificate or Warrant Statement, as the case may be, shall be issued to the transferee.

(v)    The Warrant Agent shall not undertake the duties and obligations of a stock transfer agent under this Agreement, or otherwise, including, without limitation, the duty to receive, issue or transfer shares of Common Stock.

(h)    Legends. Transfer or exchange of any Warrant shall be subject to any restrictions set forth in any legend borne by or applicable to such Warrant.

SECTION 5.    Duration and Exercise of Warrants.

(a)    Expiration Date. The Warrants shall expire on April 22, 2047, at 5:00 p.m., New York City time, which is the twenty-fifth (25th) anniversary of the Closing Date (the “Expiration Date”). After 5:00 p.m. New York City time on the Expiration Date, the Warrants will become void and without further legal effect, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

(b)    Exercise Price. On and after the Closing Date, the Exercise Price for the Warrants shall be $0.001 per share (equal to the par value $0.001 per share of Common Stock) (subject to adjustment as provided herein).

(c)    Manner of Exercise.

(i)    Cash Payment. Subject to the provisions of this Agreement, including the Jones Act limitations on ownership of Warrant Shares by Non-U.S. Citizens set forth in Section 5(m) hereof and the adjustments contained in Section 6 hereof, each Warrant shall entitle the Holder thereof to purchase from the Company (and the Company shall issue and sell to such Holder) one fully paid and nonassessable share of Common Stock at the Exercise Price. Except as otherwise provided below, all or any of the Warrants represented by a Warrant Certificate or in the form of Direct Registration Warrants may be exercised by the registered Holder thereof or by such Holder’s Broker on behalf of such Holder during normal business hours on any Business Day, by delivering

(A) in the case of Warrants represented by a Warrant Certificate, written notice of such election (“Warrant Exercise Notice”) to exercise Warrants to the Company (at the address set forth in Section 15) and the Warrant Agent at the Warrant Agent Office, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be substantially in the form set forth in Exhibit A-2;

(B) in the case of Warrants represented by a Global Warrant Certificate, a Warrant Exercise Notice to exercise Warrants to the Company (at the address set forth in Section 15) and the Warrant Agent at the Warrant Agent Office by no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, which Warrant Exercise Notice shall be substantially in the form set forth in Exhibit A-1, and through delivery of such Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository); and

(C) in the case of Warrants in the form of Direct Registration Warrants, a Warrant Exercise Notice to exercise Warrants to the Company (at the address set forth in Section 15), the Holder’s Broker at the Broker Office indicated in such Warrant Exercise Notice, and the Warrant Agent at the Warrant Agent Office no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be (i) in the case of an Alternative Warrant Exercise, substantially in the form set forth in Exhibit A-4 (an “Alternative Warrant Exercise Notice”) and (ii) otherwise, substantially in the form set forth in Exhibit A-3; provided, however, that (y) at least one (1) but not more than ten Business Days prior to the date a Holder submits an Alternative Warrant Exercise Notice, such Holder shall have delivered, by email, written notice to the Company (at the address set forth in Section 15) of such Holder’s intention to submit an Alternative Warrant Exercise Notice, but such notice shall not constitute a Warrant Exercise Notice and shall not be binding on such Holder and (z) an Alternative Warrant Exercise Notice must be delivered not later than 6:00 p.m., New York City time, on the day on which the related short sale order(s) is or are placed and filled.

Such Warrant Certificate (if such Warrant is represented by a certificate) and the documents referred to in clauses (A), (B) and (C) of the immediately preceding sentence shall be accompanied by payment in full in respect of each Warrant that is exercised, which shall be made by delivery of a certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer to an account specified in writing by the Company or the Warrant Agent in immediately available funds; provided, however, that in the event of an Alternative Warrant Exercise, such payment shall be made at or prior to the time of delivery of the Alternative Warrant Exercise Notice by wire transfer to an account specified in writing by the Company in immediately available funds. Such payment shall be in an amount equal to the product of the number of shares of Common Stock designated in such Warrant Exercise Notice multiplied by the Exercise Price for the Warrants being exercised, in each case as adjusted herein. Upon such surrender and payment, such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares as set forth in Section 5(d) and Section 5(h).

(ii)    Cashless Conversion. Subject to the provisions of this Agreement, the Holder shall have the right, in lieu of paying the Exercise Price of Warrants in cash, to instruct the Company to reduce (but not below zero (0)) the number of shares of Common Stock issuable pursuant to the conversion of such Warrants (the “Cashless Conversion”) in accordance with the following formula:

N = P ÷ M

where:

N = the number of Warrant Shares to be subtracted from the aggregate number of Warrant Shares issuable upon conversion of such Warrants;

P = the aggregate Exercise Price which would otherwise be payable in cash for all of the Warrant Shares for which such Warrants are being converted as set forth in Section 5(c)(i) above; and

M = the Market Price of a Warrant Share determined as of the Business Day immediately preceding the day the Warrant Exercise Notice is delivered to the Warrant Agent.

If the Exercise Price of the aggregate number of Warrants being converted exceeds the Market Price at the time of such conversion of the aggregate number of Warrant Shares issuable upon such conversion, then no Warrant Shares will be issuable via the Cashless Conversion. The Holder shall effect a Cashless Conversion by indicating on a duly executed Warrant Exercise Notice that the Holder wishes to effect a Cashless Conversion. Upon receipt of such election to effect a Cashless Conversion, the Warrant Agent will promptly request the Company to confirm the number of Warrant Shares issuable in connection with the Cashless Conversion. The Company shall calculate and transmit to the Warrant Agent in a written notice the number of Warrant Shares issuable in connection with any Cashless Conversion.

(d)    The number of Warrant Shares to be issued on such exercise or conversion will be determined by the Company (with written notice thereof to the Warrant Agent) in accordance with Section 5(c). For the avoidance of doubt, the number of Warrant Shares determined pursuant to Section 5(c) shall, if not a whole number, be rounded up to the nearest whole number. The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares to be issued on such exercise or conversion is accurate or correct, nor shall the Warrant Agent have any duty or obligation to take any action with regard to such warrant exercise or conversion prior to being notified by the Company of the relevant number of Warrant Shares to be issued.

(e)    Except as otherwise provided herein, any exercise or conversion of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

(f)    Upon receipt of a Warrant Exercise Notice pursuant to Section 5(c):

(i)    If such Warrant Exercise Notice is not an Alternative Warrant Exercise Notice, the Warrant Agent shall:

(A)    examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of Holders as contemplated hereunder to ascertain whether, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms;

(B)    inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between the Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

(C)    advise the Company, no later than five Business Days after receipt of a Warrant Exercise Notice, of (a) the receipt of such Warrant Exercise Notice and the number of Warrants exercised or converted in accordance with the terms of this Agreement, (b) the instructions with respect to delivery of the shares of Common Stock deliverable upon such exercise or conversion, subject to the timely receipt from the Depository of the necessary information, and (c) such other information as the Company shall reasonably require, and shall coordinate with the Holder and the Company with respect to the transmission of any documents and information required by the Company under Section 5(m)(i) with respect to the status of the Holder (or, if not the Holder, the Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of such Warrant);

(D)    liaise with the Depository and effect such delivery of Warrant Shares to the relevant accounts at the Depository in accordance with its requirements, if requested by the Company with the delivery of the Common Stock and all other necessary information by or on behalf of the Company for delivery to the Depository; and

(E)    forward any funds received by the Warrant Agent for payment of the aggregate Exercise Price in a given week by the fifth (5th) Business Day of the following week by wire transfer to an account designated by the Company, provided that the Company shall pay Warrant Agent wire transfer fees for each such wire pursuant to the fee schedule attached hereto; and

(ii)    If such Warrant Exercise Notice is an Alternative Warrant Exercise Notice, the Company shall as promptly as practicable, and in no event later than 11:00 a.m., New York City time, on the second Business Day immediately following the date the Warrant Exercise Notice is received:

(A)    examine all Alternative Warrant Exercise Notices as contemplated hereunder to ascertain whether, on their face, such Alternative Warrant Exercise Notices have been executed and completed in accordance with their terms;

(B)    advise the Warrant Agent, of the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms of this Agreement, and

(C)    provide all necessary information and instruct Computershare to (a) deliver no later than 4:00 p.m., New York City time, on the second Business Day immediately following the date the Warrant Exercise Notice is received, the shares of Common Stock deliverable upon such Alternative Warrant Exercise to the Broker through the Depositary’s Deposit and Withdrawal at Custodian (“DWAC”) system in accordance with the Alternative Warrant Exercise Notice, and (b) liaise with the Depository in order to effect such delivery of the Warrant Shares issuable pursuant to such Alternative Warrant Exercise Notice to the relevant accounts at the Depository set forth in such notice in accordance with its requirements.

(g)    All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant exercise or conversion shall be determined by the Company in its sole discretion in good faith, which determination shall be final and binding; provided, however, that an Alternative Warrant Exercise Notice shall be deemed to be valid and sufficient based solely on Holder’s compliance with the notice requirements of Section 5(c)(i)(C). The Company reserves the right to reject any and all Warrant Exercise Notices not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful as determined in good faith. Such determination by the Company shall be final and binding on the Holders absent manifest error. Moreover, the Company reserves the absolute right to waive any of the conditions to the exercise or conversion of Warrants or defects in Warrant Exercise Notices with regard to any particular exercise or conversion of Warrants. Neither the Company (other than in the case of an Alternative Warrant Exercise) nor the Warrant Agent shall be under any duty to give notice to the Holders of any irregularities in any exercise or conversion of Warrants, nor shall they incur any liability for the failure to give such notice.

(h)    As soon as reasonably practicable after the exercise or conversion of any Warrant (and in any event not later than 10 Business Days thereafter and, in the event of an Alternative Warrant Exercise, not later than 4:00 p.m., New York City time, on the second Business Day immediately following delivery of the Alternative Warrant Exercise Notice related thereto), the Company shall instruct Computershare to issue, or otherwise deliver, in authorized denominations to or upon the order of the Holder, either: (A) if (x) such Holder holds the Warrants being exercised or converted through the Depository’s book-entry transfer facilities or (y) such exercise is an Alternative Warrant Exercise, by same-day or next-day credit to the Depository for the account of such Holder or for the account of a participant in the Depository the number of Warrant Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder or by the direct participant in the Depository through which such Holder is acting (or, in the event of an Alternative Warrant Exercise, pursuant to Section 5(f)(ii)(C)); (B) if such Holder holds the Warrants being exercised or converted in the form of Individual Warrant Certificates, a book-entry interest in the number of Warrant Shares to which such Holder is entitled on the books of the Company’s transfer agent or, at the Company’s option, by delivery to the address designated by such Holder in its Warrant Exercise Notice of a physical certificate or certificates representing the number of Warrant Shares to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder; or (C) if such Holder holds the Warrants being exercised or converted in the form of Direct Registration Warrants, a book-entry interest in the number of Warrant Shares to which such Holder is entitled on the books and records of the Company’s transfer agent. The Person in whose name any Warrant Shares are to be issued or delivered upon exercise or conversion of a Warrant shall be deemed to have become the holder of record of such Warrant Shares as of the close of business on the date the Warrant Exercise Notice is validly delivered in each case, in accordance with, and as permitted by, this Agreement.

If fewer than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise or conversion of Warrants are exercised or converted at any time prior to the Expiration Date, the Warrant Agent shall cause a notation to be made to the records maintained by the Depository.

(i)    Notwithstanding any adjustment pursuant to Section 6 in the number of Warrant Shares purchasable upon the exercise or conversion of a Warrant, the Company shall not be required to issue Warrants to purchase fractions of Warrant Shares, or to issue fractions of Warrant Shares upon exercise or conversion of the Warrants, or to distribute certificates which evidence fractional Warrant Shares. In the event of an adjustment that results in a Warrant becoming exercisable or convertible for fractional Warrant Shares, the number of Warrant Shares subject to such Warrant shall be adjusted upward or downward to the nearest whole number of Warrant Shares or Other Securities (with one half rounded up). All Warrants held by a Holder shall be aggregated for purposes of determining any such adjustment.

(j)    If all of the Warrants evidenced by a Warrant Certificate have been exercised or converted, such Warrant Certificate shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificate shall then be disposed of by or at the direction of the Company in accordance with applicable law. The Warrant Agent shall confirm such information to the Company in writing as promptly as practicable.

(k)    The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise or conversion of Warrants (including any conversion under Section 5(n) below); provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder of the Warrants underlying such Warrant Shares, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(l)    The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder for a period beginning on the date of this Agreement and ending no earlier than the first anniversary of the Expiration Date.

(m)    Jones Act Limitations on Warrant Exercise. Notwithstanding the other provisions of this Agreement, in order to facilitate the Company’s compliance with the Jones Act and other U.S. Maritime Laws concerning the ownership of the Common Stock by Non-U.S. Citizens with regard to its continuing ability to operate its vessels in the coastwise trade of the United States and to comply with obligations of the Company under contracts that it may enter into from time to time with the United States Government:

(i)    In connection with the exercise or conversion of any Warrant,

(A)    other than with respect to an Alternative Warrant Exercise, at the time of such exercise or conversion, its Holder shall advise the Company whether or not it (or, if not the Holder, the Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of such Warrant) is a U.S. Citizen. The Company may require such Holder (or, if not such Holder, the Person that such Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of such Warrant) to provide it with such documents and other information as it may request as reasonable proof confirming that such Holder (or, if not such Holder, the Person that such Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of such Warrant) is a U.S. Citizen; and

(B)     with respect to an Alternative Warrant Exercise, (i) prior to the time of such exercise, a number of shares of Common Stock at least equal to the number of the Warrant Shares issuable upon such exercise of such Warrants shall have been short sold by Holder, through the Broker, through the Stock Exchange, and the Warrant Shares issued upon such exercise shall be issued and delivered to such Broker by Computershare pursuant to Section 5(f)(ii)(C) to cover such short sale, and (ii) prior to the time of such exercise, such Holder shall have established to the Company’s reasonable satisfaction, that such Broker is a U.S. Citizen.

(ii)    Any Holder that cannot establish to the Company’s reasonable satisfaction that it (or, if not the Holder, the Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of any Warrant) is a U.S. Citizen may not exercise or convert any Warrant to the extent the Warrant Shares deliverable upon exercise or conversion of such Warrant would constitute Excess Shares if they were issued, which shall be determined by the Company in its sole discretion at the time of any proposed exercise or conversion of such Warrant; provided, with respect to an Alternative Warrant Exercise, a Holder’s compliance with the terms of the applicable Warrant Exercise Notice and Section 5(m)(i)(B) shall, in of itself, constitute compliance by such Holder of, and satisfy, the U.S. Citizenship requirements contemplated by this Section 5(m)(ii).

(iii)    Any sale, transfer or other disposition of any Warrant by any Holder that is a Non-U.S. Citizen to a Person who is a U.S. Citizen must be a complete transfer of such Holder’s interests in such Warrant and the Warrant Shares issuable upon its exercise or conversion to such Person with the transferor retaining no ability to direct or control such Person. The foregoing restriction shall also apply to any Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of any Warrant; provided, with respect to an Alternative Warrant Exercise, a Holder’s compliance with the terms of the applicable Warrant Exercise Notice and Section 5(m)(i)(B) shall, in of itself, constitute compliance by such Holder of, and satisfy, the requirements contemplated by this Section 5(m)(iii).

(iv)    If at any time the Company either ceases to be a reporting company under the Securities and Exchange Act of 1934 or the rules thereunder (the “Exchange Act”), or fails to timely file any amendments to its Charter as required by the Exchange Act, the Company shall provide the Warrant Agent with the then current copy of the Company’s Charter or (at the Company’s option) an excerpt from the Company’s Charter containing the then current version of the article entitled “Compliance with U.S. Maritime Laws” and upon the request of any Holder, the Warrant Agent shall provide such copy or excerpt to such Holder; provided, that, in each case, the Company and/or the Warrant Agent shall be obligated to provide such copy or excerpt only (A) following amendments to the version of such article last provided to the Warrant Agent and/or Holder, as the case may be, and (B) to the extent such copy or excerpt is not (or will not be) publicly filed or posted or otherwise made available in a format such that Holders can rely on the publicly available or posted copy as the then most current copy or excerpt.

(v)    Notwithstanding anything herein to the contrary (1) in the event the Jones Act and other applicable U.S. Maritime Laws are repealed or amended, or cease to apply to the Company, so that the ownership of the Common Stock by Non-U.S. Citizens is no longer restricted in any way, the provisions of this Section 5(m) shall no longer apply to any Holder or Warrant, (2) the Warrant Agent shall not be deemed to have any knowledge of the Jones Act, any U.S. Maritime Laws or the Exercise Cap and (3) other than as expressly set forth in this Agreement, the Warrant Agent shall have no obligations to comply with the Jones Act or other U.S. Maritime Laws or make determinations with respect to the Exercise Cap.

(n)    Automatic Exercise of Warrants held by Non-U.S. Citizens. Subject to Section 5(n)(iv), the Company shall review its books and records at least semi-annually to determine whether, in its sole discretion, some or all of the outstanding Warrants held by Non-U.S. Citizens may be converted into shares of Common Stock without exceeding the Exercise Cap (as defined below) or resulting in Excess Shares.

(i)    If, after making such review, the Company determines, in its sole discretion, that conversion of some or all of the outstanding Warrants held by Non-U.S. Citizens that are exercisable at the time of such review, will not result in (and would not reasonably be expected to result in) ownership by Non-U.S. Citizens in the aggregate in excess of twenty-two percent (22%) of the outstanding Common Stock after giving effect to such conversion (the “Exercise Cap”), the Company shall effect the automatic conversion of (and the Holder shall be deemed to have elected under Section 5(c)(ii) to convert) such amount of outstanding Warrants held by Non-U.S. Citizens (without any action by any such Non-U.S. Citizen) into the total number of shares of Common Stock that the Company has so determined, in its sole discretion, may be issued at such time without causing the Exercise Cap to be exceeded or Excess Shares being issued; provided, however, that any such conversion shall be subject to the terms herein, including without limitation the restrictions on the issuance of fractional Warrant Shares. Warrants shall be selected for conversion on a pro rata basis to be calculated based solely on the number of outstanding Warrants at the time of such conversion less (x) any Warrants whose conversion would result in Excess Shares and (y) any Warrants held by any Holder that has notified the Company pursuant to Section 5(n)(iii) that it has opted out of any conversion under this Section 5(n) for its Warrants. Any such conversion shall be effected in a manner substantially the same as a Cashless Conversion hereunder. Following such conversion, the number of shares issuable pursuant to Warrants held by each such Holder shall be reduced automatically by the number of shares of Common Stock actually issued to each such Holder pursuant to such conversion, and such Warrants so converted shall no longer be deemed outstanding.

(ii)    In the event of any conversion pursuant to this Section 5(n), the Company shall as promptly as practicable cause to be filed with the Warrant Agent and mailed to each Holder of Warrants subject to such conversion a notice specifying: (A) the date of such conversion; (B) the number of such Holder’s Warrants converted and the number of shares of Common Stock to be issued to such Holder in respect of such Warrants; and (C) the place or places where any Warrant Certificates for such Warrants are to be surrendered and any other applicable procedures required by the Depository and the Warrant Agent to effect such conversion. The Warrant Agent shall be fully protected and authorized in relying upon such notice and shall not be liable for any action taken, suffered or omitted by it in accordance therewith.

(iii)     At or prior to the issuance by the Company of the Warrants or at any time thereafter, a Holder shall have the right to notify the Company, in accordance with Section 15 hereof, that such Holder opts out of the Cashless Conversion under this Section 5(n) for its Warrants. After the Company’s receipt of such notice, all of such Holder’s Warrants shall be excluded from any conversion under this Section 5(n) unless and until the Company receives notice from such Holder or its transferee, given in accordance with Section 15 hereof, that such Warrants are no longer to be so excluded.

(iv)     Notwithstanding anything herein to the contrary, (x) the automatic exercise provisions contained in this Section 5(n) shall be applied and effected only if, after applying the provisions relating to automatic exercise of the Existing Outstanding Warrants held by Non-U.S. Citizens, the Company determines, in its sole discretion, that conversion of some or all of the outstanding Warrants held by Non-U.S. Citizens that are exercisable at the time of such review, will not result in (and would not reasonably be expected to result in) ownership by Non-U.S. Citizens in the aggregate in excess of the Exercise Cap, and (y) all shares of Common Stock issued pursuant to this Section 5(n) shall in all events be subject to all of the restrictions and remedies set forth in Article XI of the Company’s Charter, including, without limitation, in the event that Excess Shares are in fact issued upon the conversion of Warrants pursuant to this Section 5(n), regardless of any determination made by the Company under Section 5(n)(i); provided, that, in the event the Jones Act and other applicable U.S. Maritime Laws are repealed or amended so that the ownership of the Common Stock by Non-U.S. Citizens is no longer restricted in any way, the provisions of this Section 5(n) shall no longer apply to any Holder or Warrant.

(o)    Cost Basis Information.

(i)    In the event of a cash exercise of Warrants, the Company hereby instructs the Warrant Agent to record cost basis for newly issued shares as reasonably determined by the Company prior to processing.

(ii)    In the event of a Cashless Conversion of Warrants, the Company shall provide the cost basis for shares issued pursuant to such Cashless Conversion at the time the Company confirms the number of Warrant Shares issuable in connection with such Cashless Conversion to the Warrant Agent pursuant to Section 5(d) hereof.

(p)    Legends on Common Stock.

(i)    Subject to Section 5(p)(ii), transfer or exchange of any Warrant Shares shall be subject to any restrictions set forth in any legend borne by or applicable to such Warrant Shares.

(ii)    Any Warrant Shares issued pursuant to an Alternative Warrant Exercise or otherwise pursuant to this Agreement that are sold or delivered by the Holder in a transaction covered by the Registration Statement shall not bear a legend, other than any legend required by the Company with respect to compliance with the Jones Act and other U.S. Maritime Laws.

SECTION 6.    Adjustment of Exercise Price and Number of Shares Purchasable or Number of Warrants.

(a)    Stock Dividends, Subdivisions and Combinations of Shares. If after the date hereof the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of Common Stock (a “Stock on Stock Dividend”) or the number of outstanding shares of Common Stock is increased or decreased, as applicable, by a stock split, subdivision, combination or other reclassification of shares of Common Stock (any of the foregoing, a “Common Stock Reclassification”), then, in any such event, the number of shares of Common Stock issuable for each Warrant will be adjusted as follows: the number of Warrant Shares issuable pursuant to a valid exercise or conversion of Warrants immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that each Holder shall be entitled to receive upon the exercise or conversion of its Warrant the number of Warrant Shares that such Holder would have owned or would have been entitled to receive upon or by reason of such event if such Warrant had been exercised or converted immediately prior to the occurrence of such event (or, if applicable, the relevant record date for such event). Any adjustment made pursuant to this Section 6(a) shall become effective retroactively (i) in the case of a Stock on Stock Dividend, to the date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such Stock on Stock Dividend or (ii) in the case of a Common Stock Reclassification, to the close of business on the date on which such corporate action becomes effective. A distribution to holders of the Common Stock of rights expiring less than thirty (30) calendar days after the issuance thereof entitling holders to purchase shares of Common Stock at a price per share less than the Market Price as of the record date fixed for the determination of holders of Common Stock entitled to receive such rights shall be deemed a dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually issued in such distribution (or actually issued under any issued rights that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid to exercise such rights divided by (y) the Market Price on such record date, and the amount of Common Stock issuable for each Warrant will be adjusted in accordance with the foregoing sentence. For purposes of this Section 6(a), if the rights constitute securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion. In the event of any adjustment to any Warrant pursuant to this Section 6(a), the Exercise Price for such Warrant shall be appropriately adjusted such that it shall in all cases be equal to the aggregate par value of all Warrant Shares then issuable upon exercise or conversion of such Warrant.

(b)    Other Distributions. If after the date hereof the Company shall distribute to all holders of its shares of Common Stock any cash, evidences of its indebtedness, securities or assets or rights to subscribe for shares of Common Stock expiring at least thirty (30) calendar days after the issuance thereof (excluding, in each case, a Stock on Stock Dividend), then in each such case the number of Warrant Shares issuable upon exercise or conversion of each Warrant outstanding immediately following the close of business on the record date for such distribution shall be increased to an amount determined by multiplying the number of Warrant Shares issuable immediately prior to such record date by a fraction, the numerator of which is the Market Price of a share of Common Stock on the trading day immediately prior to the Ex-Date and the denominator of which is the Market Price of a share of Common Stock on the trading day immediately prior to the Ex-Date less the sum of (1) the amount of cash and (2) the Market Price of the assets, evidences of indebtedness and securities so distributed or of such subscription rights per share of Common Stock outstanding on the trading day immediately prior to the Ex Date (determined for such purpose on the basis of the aggregate assets, evidences of indebtedness and/or rights distributed with respect to one share of Common Stock as if, for purposes of the definition of “Market Price”, such assets, evidences of indebtedness, securities and/or rights were an “Other Security” as defined herein) (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with the Warrant Agent). Such adjustments shall be made whenever any such distribution is made, and shall become effective retroactively on the date immediately after the record date for the determination of stockholders entitled to receive such distribution. In the event of any adjustment to any Warrant pursuant to this Section 6(b), the Exercise Price for such Warrant shall be appropriately adjusted such that it shall in all cases be equal to the aggregate par value of all Warrant Shares then issuable upon exercise or conversion of such Warrant.

(c)    Adjustments for Mergers and Consolidations. In case the Company, after the date hereof, shall merge, consolidate or otherwise engage in a recapitalization, reclassification (other than a Common Stock Reclassification), reorganization or business combination with another Person, then, in the case of any such transaction, proper provision shall be made so that, upon the basis and terms and in the manner provided in this Agreement, the Holders, upon the exercise or conversion of the Warrants any time after the consummation of such transaction (subject to the Expiration Date), shall be entitled to receive upon such exercise or conversion, in lieu of the Warrant Shares issuable upon such exercise or conversion immediately prior to such consummation, the amount of securities, cash or other property (the “Transaction Consideration”) to which such Holder would have been entitled as a holder of Warrant Shares upon such consummation if such Holder had exercised the rights represented by the Warrants held by such Holder immediately prior to such consummation, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 6(a) and 6(b) above; provided, however, that each Holder, solely at the election of the Company (as described in the proxy statement or information statement filed with the SEC in connection with such transaction), may be required at the consummation of any such transaction to receive solely cash in an amount determined reasonably and in good faith by the Board of Directors of the Company to equal the excess of (i) the product of (A) the value of the per share Transaction Consideration to be received by the holders of Warrant Shares in such transaction multiplied by (B) the number of Warrant Shares subject to the Warrants held by such Holder, over (ii) the aggregate Exercise Price payable by such Holder upon exercise or conversion in full of such Warrants, and upon consummation of such transaction the Holders shall surrender all Warrant Certificates to the Warrant Agent for cancellation and the right to receive such cash payment; provided, further, that in such event if the amount described in clause (ii) is greater than the amount described in clause (i), then all Warrants shall be cancelled and of no further force and effect upon consummation of such transactions with no payments owed to the holders thereof; provided, further, that no Holder shall be entitled to any payment pursuant to this Section 6(c) with respect to any portion of the Transaction Consideration that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of Common Stock. Notwithstanding this Section 6(c) or anything in this Agreement, in the event of a Cash Sale (as defined below), the Company shall pay (or cause to be paid) to the Holders, with respect to each unexercised or unconverted Warrant outstanding immediately prior to the consummation of such Cash Sale (the “Cash Closing”), cash in the amount equal to the excess, if any, of the cash consideration being paid for each share of Common Stock in such Cash Sale minus the Exercise Price (such amount, the “Warrant Spread”); provided, however, that no Holder shall be entitled to any payment hereunder with respect to any portion of such consideration that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of the Common Stock. Upon the occurrence of a Cash Closing, all unexercised or unconverted Warrants outstanding immediately prior to the Cash Sale shall automatically be terminated and cancelled and the Company shall thereupon cease to have any further obligations or liability with respect to the Warrants except as to the requirement to pay the Warrant Spread (subject to the limitations described in the prior sentence). For the avoidance of doubt, the Holders shall not be entitled to any payment or consideration with respect to any Cash Sale in which the Exercise Price is greater than the consideration payable with respect to each share of Common Stock. For purposes hereof, “Cash Sale” means any merger, consolidation or other similar transaction to which the Company is a party and in which holders of Common Stock immediately prior to consummation of such transaction (other than with respect to treasury shares and any shares held by purchasing parties) are entitled to receive consideration upon cancellation of such Common Stock in such transaction consisting solely of cash.

(d)    Other Changes. If, after the date hereof, (i) the Company shall take any action that (A) affects the Common Stock and (B) is similar to, or has an effect similar to, any of the actions described in any of Sections 6(a)-(c) (but not including any action described in any such Section) and (ii) the Board of Directors of the Company in good faith determines that it would be equitable under such circumstances to adjust the number of Warrant Shares issuable upon exercise or conversion of a Warrant as a result of such action such that the economic benefits of such action that would accrue to the stockholders of the Company would as nearly as practicable also accrue to the Holders, then, and in each such case, such number shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines would be equitable under such circumstances, which determination shall be evidenced in a resolution of the Board of Directors of the Company, a certified copy of which shall be mailed by the Warrant Agent (upon the written instruction and expense of the Company) to each of the relevant Holders.

(e)    Notice of Adjustment. Whenever the Warrant Shares issuable or the rights of the Holder shall be adjusted as provided in this Section 6, the Company shall forthwith file with the Warrant Agent a statement, signed by an Appropriate Officer, stating in detail the facts requiring such adjustment, the Exercise Price that will be effective after such adjustment and the impact of such adjustment on the number and kind of securities issuable upon exercise or conversion of the Warrants. The Company shall also prepare and the Warrant Agent shall mail a notice setting forth any such adjustments, such notice to be sent by mail, first class, postage prepaid, to each registered Holder at its address appearing on the Warrant Register. The Warrant Agent shall have no duty with respect to any statement filed with it except to keep the same on file and available for inspection by registered Holders during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment to the securities issuable, or with respect to the nature or extent of any adjustment of the securities issuable when made or with respect to the method employed in making such adjustment.

(f)    No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the number of Warrant Shares (including any inclusion of Other Securities) issuable upon exercise or conversion, Warrants theretofore or thereafter issued may continue to express the same prices and number of Warrant Shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise or conversion specified thereon shall be deemed to have been so adjusted (including any conversion under Section 5(n)).

(g)    Treasury Shares. Shares of Common Stock at any time owned by the Company shall not be deemed to be outstanding for the purposes of any computation under this Section 6.

(h)    Deferral or Exclusion of Certain Adjustments. No adjustment to the Warrant Shares issuable shall be required hereunder unless such adjustment together with other adjustments carried forward (as provided below), would result in an increase or decrease of at least one percent (1%) of the applicable Warrant Shares issuable; provided, that any adjustments which by reason of this Section 6(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock. All calculations under this Section 6(h) shall be made to the nearest one one-thousandth (1/1,000) of one cent ($0.01) or to the nearest one one-thousandth (1/1,000) of a share, as the case may be. Notwithstanding anything herein to the contrary, no adjustments under this Section 6 shall be made to a Holder’s Warrant(s) if the Company receives written notice from a Holder that no such adjustment is required.

SECTION 7.    Cancellation of Warrants. The Warrant Agent shall cancel all Warrant Certificates surrendered for exchange, substitution or transfer in whole or in part. Such cancelled Warrant Certificates shall thereafter be disposed of by the Warrant Agent upon written instructions from the Company reasonably satisfactory to the Warrant Agent and such Direct Registration Warrants shall be canceled by appropriate notation on the Warrant Register.

SECTION 8.    Mutilated or Missing Warrant Certificates. Upon receipt by the Company and the Warrant Agent from any Holder of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of such Holder’s Warrant Certificate and a surety bond or indemnity reasonably satisfactory to them and holding the Warrant Agent and Company harmless, and in case of mutilation upon surrender and cancellation thereof, and absent notice to Warrant Agent that such Warrant Certificates have been acquired by a bona fide purchaser, the Company will execute and the Warrant Agent will countersign and deliver in lieu thereof a new Warrant Certificate of like tenor and representing an equal number of Warrants to such Holder; provided, that in the case of mutilation, no bond or indemnity shall be required if such Warrant Certificate in identifiable form is surrendered to the Company or the Warrant Agent for cancellation. Upon the issuance of any new Warrant Certificate under this Section 8, the Company may require the payment of a sum sufficient to cover any stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 8 in lieu of any lost, stolen, destroyed or mutilated Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Section 8 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of lost, stolen, destroyed or mutilated Warrant Certificates.

SECTION 9.    Merger, Consolidation, Etc. In connection with any merger or consolidation prior to the Expiration Date, the Company shall make appropriate provision to ensure that the Holders shall have the right to receive, upon consummation of such transaction and (except in a Cash Sale) thereafter upon exercise or conversion of any convertible securities so received, as applicable, such property as may be required pursuant to Section 6 hereof, and to the extent such property includes convertible securities, the Company shall provide for adjustments substantially equivalent to the adjustments provided for in Section 6 hereof.

SECTION 10.    Reservation of Shares; Certain Actions.

(a)    Reservation of Shares. The Company shall at all times reserve and keep available (and cause Computershare to create and maintain a “warrant to common reserve”), free from preemptive rights, out of its authorized but unissued Common Stock (or out of authorized Other Securities), solely for issuance and delivery upon exercise or conversion of Warrants, the full number of Warrant Shares from time to time issuable upon the exercise or conversion of all Warrants and any other outstanding warrants, options or similar rights, from time to time outstanding. All Warrant Shares shall be duly authorized and, when issued upon such exercise or conversion of the Warrants, shall be duly and validly issued, and (if applicable) fully paid and nonassessable, free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company and issued without violation (i) of any preemptive or similar rights of any stockholder of the Company and (ii) by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which the Warrant Shares may be listed at the time of such exercise or conversion.

(b)    Certain Actions. Before taking any action that would cause an adjustment pursuant to Section 6 effectively reducing the per share Exercise Price below the then par value (if any and if applicable) of the Warrant Shares issuable upon exercise or conversion of the Warrants, the Company will take any reasonable corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at such Exercise Price as so adjusted.

SECTION 11.    Notification of Certain Events; Corporate Action.

(a)    In the event of:

(i)    any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution of any kind, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or interest of any kind, or any other event referred to in Section 6(a) or (b); or

(ii)    (A) any capital reorganization of the Company, (B) any reclassification of the capital shares of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a subdivision or combination), (C) the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the shares of Common Stock), (D) the sale or transfer of the properties and assets of the Company as, or substantially as, an entirety to another Person, or (E) an exchange offer for Common Stock (or Other Securities); or

(iii)    the voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company shall cause to be filed with the Warrant Agent and mailed to each Holder a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of any such dividend, distribution or right, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or right are to be determined, and the amount and character of such dividend, distribution or right, or (y) the date or expected date on which any such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up is expected to become effective, and the time, if any such time is to be fixed, as of which holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up. Such notice shall be delivered not less than ten (10) calendar days prior to such date therein specified, in the case of any such date referred to in clause (x) of the preceding sentence, and not less than twenty (20) calendar days prior to such date therein specified, in the case of any such date referred to in clause (y) of the preceding sentence. Failure to give such notice within the time provided or any defect therein shall not affect the legality or validity of any such action.

SECTION 12.    Warrant Agent. The Warrant Agent undertakes the duties and obligations expressly imposed by this Agreement upon the terms and conditions set forth in this Section 12.

(a)    Limitation on Liability. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any Warrant Shares or other property delivered or deliverable upon exercise or conversion of any Warrant, or as to the purchase price of such Warrant Shares or other property. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in the belief that any Warrant Certificate or any other document or any signature is genuine or properly authorized unless such action or omission was taken or omitted to be taken in bad faith, gross negligence or willful misconduct(which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), (ii) be responsible for determining (x) compliance by any Person with the provisions set forth in Section 5(m) or (y) whether any facts exist that may require any adjustment of the Exercise Price and the number of Warrant Shares, or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed, (iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any Warrant Shares or property upon the surrender of any Warrant for the purpose of exercise or conversion or to comply with any other of the Company’s covenants and obligations contained in this Agreement or in the Warrant Certificates or (iv) be liable for any action taken, suffered or omitted to be taken in connection with this Agreement, except for its own bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for which the Warrant Agent shall be liable. Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of the loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary stated herein, any liability of the Warrant Agent under this Agreement shall be limited to the lesser of (i) the amount of fees, but not including reimbursable expenses, paid by the Company to the Warrant Agent during the twenty-four (24) months immediately preceding the event for which recovery from the Warrant Agent is being sought, and (ii) $50,000.

(b)    Instructions. The Warrant Agent is hereby authorized to accept advice or instructions with respect to the performance of its duties hereunder from an Appropriate Officer and to apply to any such officer for advice or instructions. The Warrant Agent shall be fully protected and authorized in relying upon the most recent advice or instructions received by any such officer. The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the advice or instructions of any such officer.

(c)    Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees or for any loss to the Company resulting from such neglect or misconduct, provided that the Warrant Agent acts without gross negligence, willful misconduct or bad faith (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof. The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider necessary. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent arising out of or in connection with this Agreement.

(d)    Cooperation. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

(e)    Agent Only. The Warrant Agent shall act solely as agent for the Company in accordance with the terms and conditions hereof and does not assume any obligation or relationship of agency or trust with any Holders. The Warrant Agent shall not be liable except for the performance of such duties as are expressly set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

(f)    Right to Counsel. The Warrant Agent may at any time consult with legal counsel reasonably satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder for any action taken, suffered or omitted by the Warrant Agent in good faith in accordance with the opinion or advice of such counsel.

(g)    Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by it hereunder and to reimburse the Warrant Agent for its reasonable expenses incurred by the Warrant Agent hereunder (including reasonable counsel fees and expenses) in connection with the acceptance, negotiation, preparation, delivery, administration, execution, modification, waiver, delivery, enforcement or amendment of the Agreement and the exercise and performance of its duties hereunder.

(h)    Accounting and Payment. The Warrant Agent shall account to the Company with respect to Warrants exercised or converted and pay to the Company all moneys received by the Warrant Agent on behalf of the Company on the purchase of Warrant Shares through the exercise of Warrants pursuant to the procedures set forth in Section 5(f). The Warrant Agent shall advise the Company by facsimile or by electronic transmission at the end of each day the number of Warrant Exercise Notices received, and, if known, the identity of the Holder(s) of the Warrant(s) exercised or converted.

(i)    No Conflict. Subject to applicable law, the Warrant Agent and any stockholder, affiliate, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Subject to applicable law, nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person including, without limitation, acting as trustee under an indenture.

(j)    Resignation; Termination. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising prior to resignation as a result of the Warrant Agent’s bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction)) after giving thirty (30) calendar days’ prior written notice to the Company. In the event the transfer agency relationship in effect between the Company and Warrant Agent terminates, the Warrant Agent shall be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination. The Company may remove the Warrant Agent upon thirty (30) calendar days’ written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as have been caused by the Warrant Agent’s bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) prior to its removal. The Company shall cause to be mailed promptly (by first class mail, postage prepaid) to each registered Holder at such Holder’s last address as shown on the register of the Company, at the Company’s expense, a copy of such notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall promptly appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of thirty (30) calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. A resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent will become effective only upon the successor Warrant Agent’s acceptance of appointment. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a Person, incorporated under the laws of the United States or of any state thereof and authorized under such laws to conduct a shareholder services business, be subject to supervision and examination by a Federal or state authority, and have a combined capital and surplus of not less than $100,000,000 as set forth in its most recent published annual report of condition; or in the case of such capital and surplus requirement, a controlled affiliate of such a Person meeting such capital and surplus requirement. After acceptance in writing of such appointment by the new Warrant Agent, such successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities under this Agreement as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall send notice thereof to the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) to each registered Holder at such Holder’s last address as shown on the register of the Company. Failure to give any notice provided for in this Section 12(j), or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

(k)    Merger, Consolidation or Change of Name of Warrant Agent. Any Person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any Person succeeding to all or substantially all of the agency business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 12(j). If at the time such successor to the Warrant Agent shall succeed under this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

(l)    Indemnity. The Company agrees to indemnify the Warrant Agent, and to hold it harmless against, any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including reasonable counsel fees and expenses) incurred without the bad faith, gross negligence or willful misconduct on the part of the Warrant Agent (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Warrant Agent in connection with the preparation, delivery, acceptance, administration, execution and amendment of this Agreement and the exercise and performance of its duties hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The Warrant Agent shall not be obligated to expend or risk its own funds to take any action which it believes would expose it to expense or liability or to a risk of incurring expense of liability, unless it has been furnished with assurance of repayment or indemnity reasonably satisfactory to it.

(m)    Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible or have any duty to make any calculation or adjustment, or to determine when any calculation or adjustment required under the provisions hereof should be made, how it should be made or what it should be, or have any responsibility or liability for the manner, method or amount of any such calculation or adjustment or the ascertaining of the existence of facts that would require any such calculation or adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant to be issued pursuant to this Agreement or as to whether any Warrant Shares will, when issued, be valid and fully paid and nonassessable.

(n)    No Liability for Interest. The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

(o)    [Reserved].

(p)    [Reserved].

(q)    No Implied Obligations. The Warrant Agent shall be obligated to perform such duties as are explicitly set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issuance and sale, or exercise or conversion, of the Warrants or Warrant Shares. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in any Warrant Certificate or in the case of the receipt of any written demand from a Holder with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, to make any demand upon the Company.

(r)    Force Majeure. In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

(s)    Bank Accounts. All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of Services (the “Funds”) shall be held by the Warrant Agent as agent for the Company and deposited in one or more bank accounts to be maintained by the Warrant Agent in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, the Warrant Agent will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by Standard & Poor’s Ratings Services (LT Local Issuer Credit Rating), Moody’s Investors Service, Inc. (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. The Warrant Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. The Warrant Agent shall not be obligated to pay such interest, dividends or earnings to the Company, any holder or any other party.

SECTION 13.    Severability. In the event that any one or more of the provisions contained herein or in the Warrants, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby; provided that if any such excluded term, provision, covenant or restriction shall materially adversely affect the rights, immunities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately. Furthermore, subject to the preceding sentence, in lieu of any such invalid, illegal or unenforceable provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms and commercial effect to such invalid, illegal or unenforceable provision as may be possible and be valid and enforceable.

SECTION 14.    Holder Not Deemed a Stockholder. Prior to the exercise or conversion of any Warrants, no Holder thereof, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, in each case, as a stockholder of the Company.

SECTION 15.    Notices to Company and Warrant Agent. All notices, requests or demands authorized by this Agreement to be given or made by the Warrant Agent or by any registered Holder of any Warrant to or on the Company or the Warrant Agent to be effective shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered by hand, or one Business Day if sent by overnight courier service (with next day delivery specified), or two Business Days after being delivered to a recognized courier (whose stated terms of delivery are two business days or less to the destination such notice), or five Business Days after being deposited in the mail, or, in the case of facsimile or email notice, when received, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

Tidewater Inc.
842 West Sam Houston Parkway North, Suite 400
Houston, TX 77024
Attn:   Daniel A. Hudson

Ann Cowper

Anntoinette Sims

Vince Almerico

Email: [Personal Information Redacted]

Any notice pursuant to this Agreement to be given by the Company or by any registered Holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Reorg Department – Warrants

Email: [Personal Information Redacted]

SECTION 16.    Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement (a) without the approval of any Holders in order to cure any ambiguity, manifest error or other mistake in this Agreement, or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holders in any material respect, (b) without the approval of any Holders to implement any changes required by the U.S. Coast Guard or the U.S. Maritime Administration in order for the Company to comply with the Jones Act limitations on ownership of Warrant Shares by Non-U.S. Citizens, or (c) with the prior written consent of Holders exercisable or convertible for a majority of the Warrant Shares then issuable upon exercise or conversion of all of the Warrants then outstanding; provided, that the Warrant Agent shall not be required to execute any amendment or supplement to this Agreement that the Warrant Agent has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. As a condition precedent to the Warrant Agent’s execution of any amendment or supplement to this Agreement, the Company shall deliver to the Warrant Agent a certificate from an Authorized Officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 16. No modification or amendment to this Agreement shall be effective unless duly executed by the Warrant Agent. Notwithstanding the foregoing, the consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable would be decreased (other than pursuant to adjustments provided herein) or the Expiration Date would be shortened. Upon execution and delivery of any supplement or amendment pursuant to this Section 16, such amendment shall be considered a part of this Agreement for all purposes and every Holder of a Warrant Certificate theretofore or thereafter countersigned and delivered hereunder shall be bound thereby.

SECTION 17.    Termination. This Agreement shall terminate on the Expiration Date or, if later, upon settlement of all Warrants (i) validly exercised or converted prior to the Expiration Date and, (ii) if exercised or converted pursuant to Section 5(c)(i) hereof, for which the Exercise Price was timely paid. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised, converted, or cancelled; provided, however, that the provisions of Section 12 shall survive such termination.

SECTION 18.    Governing Law and Consent to Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Each of the Company and the Warrant Agent hereby irrevocably submits to the jurisdiction of any New York State court sitting in the City of New York or any Federal Court sitting in the City of New York with respect to any suit, action or proceeding arising out of or relating to this Agreement, and each irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein shall affect the right of any Person to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Company or the Warrant Agent in any other jurisdiction.

SECTION 19.    Waiver of Jury Trial. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

SECTION 20.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the registered Holders (who are express third party beneficiaries of this Agreement) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered Holders.

SECTION 21.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 22.    Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

SECTION 23.    Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services of the Warrant Agent shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

TIDEWATER INC.

By:	/s/ Daniel A. Hudson
Name:	Daniel A. Hudson
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Warrant Agreement]

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Warrant Agent

By:	/s/ Michael Legregin
Name:	Michael Legregin
Title:	Senior Vice President, Corporate Actions Relationship Management & Operations

[Signature Page to Warrant Agreement]

EXHIBIT A-1

FORM OF FACE OF GLOBAL WARRANT CERTIFICATE

This Global Warrant Certificate is deposited with or on behalf of The Depository Trust Company (the “Depository”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 4(f) of the Warrant Agreement and (ii) this Global Warrant Certificate may be transferred pursuant to Section 4(e)of the Warrant Agreement and as set forth below.

[UNLESS THIS GLOBAL WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO. OR SUCH OTHER ENTITY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR AS OTHERWISE PERMITTED IN SECTION 4(E) OF THE WARRANT AGREEMENT, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 4 AND 5 OF THE WARRANT AGREEMENT.

THIS SECURITY IS SUBJECT TO VARIOUS CONDITIONS INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) AND THE SECOND AMENDED & RESTATED BYLAWS (THE “BYLAWS”) OF THE COMPANY, EACH AS MAY BE AMENDED OR MODIFIED FROM TIME TO TIME. THIS SECURITY MAY NOT BE VOTED OR OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, AND NO REGISTRATION OF TRANSFER OF THIS SECURITY WILL BE MADE ON THE BOOKS OF THE COMPANY OR ITS TRANSFER AGENT, UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH HOLDER OF RECORD OF THIS SECURITY A COPY OF THE CERTIFICATE OF INCORPORATION AND BYLAWS, CONTAINING THE ABOVE REFERENCED RESTRICTIONS ON TRANSFERS OF SECURITIES, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

A-1-1

PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW), EXCEPT:

(A)	TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

(B)	PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AT THE TIME OF SUCH TRANSFER; OR

(C)

UNDER AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT).

WITH RESPECT TO ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE COMPANY AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND MAY RELY UPON TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE “RESALE RESTRICTION TERMINATION DATE” MEANS THE LATER OF: (1) THE EARLIEST OF (A) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD TO A NON-AFFILIATE OF THE COMPANY PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT AT THE TIME OF SALE; (B) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD TO A NON-AFFILIATE OF THE COMPANY PURSUANT TO RULE 144 UNDER THE SECURITIES ACT; AND (C) THE DATE ON WHICH THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR THERETO AT SUCH TIME) AND (Y) IS NOT AN AFFILIATE OF THE COMPANY (AND HAS NOT BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING); AND (2) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW. IN DETERMINING WHETHER THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR THERETO AT SUCH TIME) OR (Y) IS AN AFFILIATE OF THE COMPANY (OR HAS BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING), THE COMPANY AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND MAY RELY UPON TO MAKE SUCH DETERMINATION.]

No registration or transfer of the securities issuable pursuant to the exercise or conversion of the Warrant will be recorded on the books of the Company until such provisions have been complied with.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

1 To be included if warrants can be made DTC eligible prior to registration and the Company reasonably determines that, to comply with applicable law, such legend is required.

A-1-2

CUSIP No. [●]

ISIN No. [●]

WARRANTS TO PURCHASE

SHARES OF COMMON STOCK

TIDEWATER INC.

GLOBAL WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., New York City Time, April 22, 2047

This Global Warrant Certificate (“Warrant Certificate”) certifies that Cede & Co., or its registered assigns is the registered holder of warrants (the “Warrants”) of Tidewater Inc., a Delaware corporation (the “Company”), to purchase the number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company set forth above. The Warrants expire at 5:00 p.m., New York City time, on the date that is the twenty-five year anniversary of the Closing Date (such date, the “Expiration Date”), and each Warrant entitles the holder to purchase from the Company one fully paid and non-assessable Share at the exercise price (the “Exercise Price”), payable to the Company either by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the business day immediately prior to the settlement date, which settlement date is three Business Days after a Warrant Exercise Notice is delivered (the “Settlement Date”). The initial Exercise Price shall be $0.001 per share (equal to the par value $0.001 per share of Common Stock) (subject to adjustment as provided in the Warrant Agreement).

In lieu of paying the Exercise Price set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), the Warrants shall entitle the holder thereof, at the election of such holder, to convert the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon conversion of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise Price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants. The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Company, as and to the extent provided in the Warrant Agreement.

The number of shares of Common Stock purchasable upon exercise or conversion of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

A-1-3

No Warrant may be exercised or converted prior to the date of the Warrant Agreement or after the Expiration Date.

After 5:00 p.m., New York City time, on the Expiration Date, the Warrants will become wholly void and of no value.

Holder Not Deemed a Stockholder. Prior to the exercise or conversion of any Warrant, no holder thereof, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter.

Jones Act Limitations on Warrant Exercise. Notwithstanding the other provisions of the Warrant Agreement, in order to facilitate the Company’s compliance with the Jones Act and other U.S. Maritime Laws concerning the ownership of the Common Stock by Non-U.S. Citizens with regard to its continuing ability to operate its vessels in the coastwise trade of the United States and to comply with obligations of the Company under contracts that it may enter into from time to time with the United States Government:

(i) At the time of exercise or conversion of any Warrant, its holder shall advise the Company whether or not it (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of such Warrant) is a U.S. Citizen. The Company may require a holder (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of such Warrant) to provide it with such documents and other information as it may request as reasonable proof confirming that the holder (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of such Warrant) is a U.S. Citizen.

(ii) Any holder that cannot establish to the Company’s reasonable satisfaction that it (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of any Warrant) is a U.S. Citizen may not exercise or convert any Warrant to the extent the shares of Common Stock deliverable upon exercise or conversion of such Warrant would constitute Excess Shares, as defined in the Warrant Agreement, if they were issued, which shall be determined by the Company in its sole discretion at the time of any proposed exercise or conversion of such Warrant.

(iii) Any sale, transfer or other disposition of any Warrant by any holder that is a Non-U.S. Citizen to a person who is a U.S. Citizen must be a complete transfer of such holder’s interests in such Warrant and the Common Stock issuable upon its exercise or conversion to such person with the transferor retaining no ability to direct or control such person. The foregoing restriction shall also apply to any person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of any Warrant.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

A-1-4

Dated: [_____]

TIDEWATER INC.

By:

Name:

Title:

By:

Name:

Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:

Name:

Title:

A-1-5

FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE
TIDEWATER INC.

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of April 22, 2022 (the “Warrant Agreement”), duly executed and delivered by the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office designated for such purpose and is available upon written request addressed to the Company. All capitalized terms used on the face of this Warrant Certificate but not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised or converted from the date of the Warrant Agreement through 5:00 p.m., New York City time, on the Expiration Date, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrants by: (i) providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrants to the Company and the Warrant Agent at the addresses set forth in the Warrant Agreement, by hand or by email, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase shares of Common Stock set forth herein, properly completed and executed by the holder; (ii) delivering no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, the Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository); and (iii) paying the Exercise Price, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, the Warrants shall entitle the holder thereof, at the election of such holder, to convert the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon conversion of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise Price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants. The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Company, as and to the extent provided in the Warrant Agreement.

In the event that upon any exercise or conversion of the Warrants evidenced hereby the number of shares of Common Stock actually purchased shall be less than the total number of shares of Common Stock purchasable upon exercise or conversion of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing Warrants to purchase the shares of Common Stock not so purchased or appropriate adjustment shall be made in the “Schedule of Increases or Decreases in Global Warrant Certificate” annexed hereto. No adjustment shall be made for any cash dividends on any shares of Common Stock issuable upon exercise or conversion of Warrants. After 5:00 p.m., New York City time on the Expiration Date, unexercised or unconverted Warrants shall become wholly void and of no value.

A-1-6

The Company shall not be required to issue fractional shares of Common Stock or any certificates that evidence fractional shares of Common Stock.

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depository, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of shares of Common Stock.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise or conversion hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

[Balance of page intentionally remains blank]

A-1-7

[TO BE ATTACHED TO GLOBAL WARRANT CERTIFICATE FOR THE WARRANTS]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANT CERTIFICATE

The following increases or decreases in this Global Warrant have been made:

Date	Amount of decrease in the number of shares issuable upon exercise or conversion of the Warrants represented by this Global Warrant	Amount of increase in number of shares issuable upon exercise or conversion of the Warrants represented by this Global Warrant	Number of shares issuable upon exercise or conversion of the Warrants represented by this Global Warrant following such decrease or increase	Signature of authorized officer of the Warrant Agent

A-1-8

FORM OF ELECTION TO EXERCISE WARRANT FOR
WARRANT HOLDERS HOLDING WARRANTS
THROUGH THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT
IN THE DEPOSITORY TRUST COMPANY

TIDEWATER INC.

Warrants to Purchase ____ Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase shares of Common Stock of Tidewater Inc. (the “Company”) held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to purchase _____ newly issued shares of Common Stock of the Company at the Exercise Price of $0.001 per share (as such Exercise Price may be adjusted pursuant to the Warrant Agreement).

The undersigned represents, warrants and promises that it has the full power and authority to exercise or convert and deliver the Warrants exercised or converted hereby. Unless the undersigned is making an election to convert the Warrants as set forth below, the undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $_____ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to convert the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon conversion of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise Price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

If the undersigned will be receiving the shares of Common Stock issuable upon exercise or conversion of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the shares of Common Stock issuable upon exercise or conversion of Warrants:

A-1-9

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

☐ Please check if such designee is a Non-U.S. Citizen.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND EMAIL WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH THE WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING THE WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

A-1-10

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH THE WARRANT IS BEING EXERCISED (ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

A-1-11

EXHIBIT A-2

FORM OF FACE OF INDIVIDUAL WARRANT CERTIFICATE

VOID AFTER 5:00 P.M., New York City Time, April 22, 2047

This Individual Warrant Certificate may not be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

THIS SECURITY IS SUBJECT TO VARIOUS CONDITIONS INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) AND THE SECOND AMENDED & RESTATED BYLAWS (THE “BYLAWS”) OF TIDEWATER INC. (THE “COMPANY”), EACH AS MAY BE AMENDED OR MODIFIED FROM TIME TO TIME. THIS SECURITY MAY NOT BE VOTED OR OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, AND NO REGISTRATION OF TRANSFER OF THIS SECURITY WILL BE MADE ON THE BOOKS OF THE COMPANY OR ITS TRANSFER AGENT, UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH HOLDER OF RECORD OF THIS SECURITY A COPY OF THE CERTIFICATE OF INCORPORATION AND BYLAWS, CONTAINING THE ABOVE REFERENCED RESTRICTIONS ON TRANSFERS OF SECURITIES, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW), EXCEPT:

TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AT THE TIME OF SUCH TRANSFER; OR

UNDER AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT).

WITH RESPECT TO ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE COMPANY AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND MAY RELY UPON TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

A-2-1

THE “RESALE RESTRICTION TERMINATION DATE” MEANS THE LATER OF: (1) THE EARLIEST OF (A) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD TO A NON-AFFILIATE OF THE COMPANY PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT

IS EFFECTIVE UNDER THE SECURITIES ACT AT THE TIME OF SALE; (B) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD TO A NON-AFFILIATE OF THE COMPANY PURSUANT TO RULE 144 UNDER THE SECURITIES ACT; AND (C) THE DATE ON WHICH THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR THERETO AT SUCH TIME) AND (Y) IS NOT AN AFFILIATE OF THE COMPANY (AND HAS NOT BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING); AND (2) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW. IN DETERMINING WHETHER THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR THERETO AT SUCH TIME) OR (Y) IS AN AFFILIATE OF THE COMPANY (OR HAS BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING), THE COMPANY AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND MAY RELY UPON TO MAKE SUCH DETERMINATION.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

A-2-2

CUSIP No. [●]

ISIN No. [●]

WARRANTS TO PURCHASE

SHARES OF COMMON STOCK

TIDEWATER INC.

INDIVIDUAL WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., New York City Time, April 22, 2047

This Individual Warrant Certificate (“Warrant Certificate”) certifies that _____ or its registered assigns is the registered holder of Warrants (the “Warrants”) of Tidewater Inc., a Delaware corporation (the “Company”), to purchase the number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company set forth above. The Warrants expire at 5:00 p.m., New York City time, on the date that is the twenty-five year anniversary of the Closing Date (such date, the “Expiration Date”), and each Warrant entitles the holder to purchase from the Company one fully paid and non-assessable Share at the exercise price (the “Exercise Price”), payable to the Company either by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the business day immediately prior to the settlement date, which settlement date is three Business Days after a Warrant Exercise Notice is delivered (the “Settlement Date”). The initial Exercise Price shall be $0.001 per share (equal to the par value $0.001 per share of Common Stock) (subject to adjustment as provided in the Warrant Agreement).

In lieu of paying the Exercise Price set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), the Warrants shall entitle the holder thereof, at the election of such holder, to convert the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon conversion of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise Price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants. The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Company, as and to the extent provided in the Warrant Agreement.

The number of shares of Common Stock purchasable upon exercise or conversion of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

A-2-3

No Warrant may be exercised or converted prior to the date of the Warrant Agreement or after the Expiration Date.

After 5:00 p.m., New York City time, on the Expiration Date, the Warrants will become wholly void and of no value.

Holder Not Deemed a Stockholder. Prior to the exercise or conversion of any Warrant, no holder thereof, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter.

Jones Act Limitations on Warrant Exercise. Notwithstanding the other provisions of the Warrant Agreement, in order to facilitate the Company’s compliance with the Jones Act and other U.S. Maritime Laws concerning the ownership of the Common Stock by Non-U.S. Citizens with regard to its continuing ability to operate its vessels in the coastwise trade of the United States and to comply with obligations of the Company under contracts that it may enter into from time to time with the United States Government:

(i) At the time of exercise or conversion of any Warrant, its holder shall advise the Company whether or not it (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of such Warrant) is a U.S. Citizen. The Company may require a holder (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of such Warrant) to provide it with such documents and other information as it may request as reasonable proof confirming that the holder (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of such Warrant) is a U.S. Citizen.

(ii) Any holder that cannot establish to the Company’s reasonable satisfaction that it (or, if not the holder, the person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of any Warrant) is a U.S. Citizen may not exercise or convert any Warrant to the extent the shares of Common Stock deliverable upon exercise or conversion of such Warrant would constitute Excess Shares, as defined in the Warrant Agreement, if they were issued, which shall be determined by the Company in its sole discretion at the time of any proposed exercise or conversion of such Warrant.

(iii) Any sale, transfer or other disposition of any Warrant by any holder that is a Non-U.S. Citizen to a person who is a U.S. Citizen must be a complete transfer of such holder’s interests in such Warrant and the Common Stock issuable upon its exercise or conversion to such person with the transferor retaining no ability to direct or control such person. The foregoing restriction shall also apply to any person that the holder has designated to receive the Common Stock issuable upon exercise or conversion of any Warrant.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

A-2-4

Dated: [_____]

TIDEWATER INC.

By:

Name:

Title:

By:

Name:

Title:

AMERICAN STOCK TRANSFER & TRUST

COMPANY, LLC, as Warrant Agent

By:

Name:

Title:

A-2-5

FORM OF REVERSE OF INDIVIDUAL WARRANT CERTIFICATE
TIDEWATER INC.

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of April 22, 2022 (the “Warrant Agreement”), duly executed and delivered by the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office designated for such purpose and is available upon written request addressed to the Company. All capitalized terms used on the face of this Warrant Certificate but not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised or converted to purchase Warrant Shares from the Company from the date of the Warrant Agreement through 5:00 p.m., New York City time, on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrants by:

(i) providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrants to the Company and the Warrant Agent at the addresses set forth in the Warrant Agreement, by hand or by email, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase shares of Common Stock set forth herein, properly completed and executed by the holder; (ii) delivering no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, the Warrant Certificate evidencing such Warrants to the Warrant Agent; and (iii) paying the Exercise Price, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, the Warrants shall entitle the holder thereof, at the election of such holder, to convert the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon conversion of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise Price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants. The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Company, as and to the extent provided in the Warrant Agreement.

In the event that upon any exercise or conversion of the Warrants evidenced hereby the number of shares of Common Stock actually purchased shall be less than the total number of shares of Common Stock purchasable upon exercise or conversion of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing Warrants to purchase the shares of Common Stock not so purchased. No adjustment shall be made for any cash dividends on any shares of Common Stock issuable upon exercise or conversion of Warrants. After 5:00 p.m., New York City time on the Expiration Date, unexercised or unconverted Warrants shall become wholly void and of no value.

A-2-6

The Company shall not be required to issue fractional shares of Common Stock or any certificates that evidence fractional shares of Common Stock.

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depository, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of shares of Common Stock.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise or conversion hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

[Balance of page intentionally remains blank]

A-2-7

FORM OF ELECTION TO EXERCISE WARRANT FOR
WARRANT HOLDERS HOLDING INDIVIDUAL WARRANT CERTIFICATES

TO BE COMPLETED BY REGISTERED HOLDER
TIDEWATER INC.

Warrants to Purchase _____ Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase shares of Common Stock of Tidewater Inc. (the “Company”), to purchase _____ newly issued shares of Common Stock of the Company at the Exercise Price of $0.001 per share (as such Exercise Price may be adjusted pursuant to the Warrant Agreement).

The undersigned represents, warrants and promises that it has the full power and authority to exercise or convert and deliver the Warrants exercised or converted hereby. Unless the undersigned is making an election to convert the Warrants as set forth below, the undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $_____ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to convert the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon conversion of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise Price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

If the undersigned will be receiving the shares of Common Stock issuable upon exercise or conversion of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the shares of Common Stock issuable upon exercise or conversion of Warrants:

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

☐ Please check if such designee is a Non-U.S. Citizen.

A-2-8

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU OF THE ADDRESS, PHONE NUMBER AND EMAIL WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF REGISTERED HOLDER:
(PLEASE PRINT)

ADDRESS:

DELIVERY ADDRESS (IF DIFFERENT):

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER:

NUMBER OF SHARES OF COMMON STOCK FOR WHICH THE WARRANT IS BEING EXERCISED (ONLY ONE EXERCISE PER WARRANT EXERCISE
NOTICE):

Signature:

Note: If the Warrant Shares are to be registered in a name other than that in which the Individual Warrants are registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

A-2-9

EXHIBIT A-3

FORM OF ELECTION TO EXERCISE WARRANT FOR
WARRANT HOLDERS HOLDING
DIRECT REGISTRATION WARRANTS

TO BE COMPLETED BY REGISTERED HOLDER

TIDEWATER INC.

Warrants to Purchase _____ Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase shares of Common Stock of Tidewater Inc. (the “Company”), to purchase ____ newly issued shares of Common Stock of the Company at the Exercise Price of $0.001 per share (as such Exercise Price may be adjusted pursuant to the Warrant Agreement).

The undersigned represents, warrants and promises that it has the full power and authority to exercise or convert and deliver the Warrants exercised or converted hereby. Unless the undersigned is making an election to convert the Warrants as set forth below, the undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $_____ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to convert the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise Price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

If the undersigned will be receiving the shares of Common Stock issuable upon exercise or conversion of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the shares of Common Stock issuable upon exercise or conversion of Warrants:

A-3-1

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

☐ Please check if such designee is a Non-U.S. Citizen.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND EMAIL WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL: SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH THE WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING THE WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

A-3-2

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH THE WARRANT IS BEING EXERCISED (ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. .

A-3-3

EXHIBIT A-4

FORM OF ELECTION TO EXERCISE WARRANT THROUGH THE ALTERNATIVE

WARRANT EXERCISE FOR
WARRANT HOLDERS HOLDING
DIRECT REGISTRATION WARRANTS

TO BE COMPLETED BY REGISTERED HOLDER OR ITS BROKER

TIDEWATER INC.

Warrants to Purchase That Number of Shares of Common Stock Indicated Below

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned has sold short on [INSERT DATE] (the “Short Sale”), through ________, its broker-dealer (“Broker”), through one or more Stock Exchanges the number of shares of common stock (“Common Stock”) of Tidewater Inc. (the “Company”) written below under “Number of Shares of Common Stock.”

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants, to purchase for delivery to the purchaser in such Short Sale(s) the same number of newly issued shares of Common Stock as were sold in such Short Sale(s) at the Exercise Price of $0.001 per share (as such Exercise Price may be adjusted pursuant to the Warrant Agreement) to cover the undersigned’s short position in such Short Sales by delivering such shares of Common Stock to the account of the Broker set forth in this notice.

The undersigned represents, warrants and promises that it has the full power and authority to exercise the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered in payment for such shares the aggregate Exercise Price in the amount of $_____ by wire transfer in immediately available funds to an account of the Company specified in writing by the Company for such purpose.

The Broker is a U.S. Citizen.

The undersigned requests that the Company cause the shares of Common Stock issued hereby to be issued no later than 4:00 p.m., New York City time, on the second Business Day immediately following the date of this notice to the Broker through the Deposit and Withdrawal at Custodian system of The Depository Trust Company, all as specified in accordance with the instructions set forth below.

DELIVERY INSTRUCTIONS

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE COMPANY AND WARRANT AGENT PRIOR TO 6:00 P.M., NEW YORK CITY TIME, ON THE DAY THE SHORT SALE(S) OCCURS WITH RESPECT TO SHARES ISSUED TO COVER SUCH SHORT SALE(S).

A-4-1

YOU ACTING DIRECTLY OR THROUGH YOUR BROKER, MUST DELIVER THIS WARRANT EXERCISE NOTICE:

To the Company:        Tidewater Inc.

842 West Sam Houston Parkway North, Suite 400
Houston, TX 77024
Attn.:  Daniel A. Hudson

Ann Cowper

Anntoinette Sims

Vince Almerico

Email: [Personal Information Redacted]

Telephone No.: [Personal Information Redacted]

To Warrant Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn:  Reorg Department – Warrants

Email:  [Personal Information Redacted]

Telephone No.: [Personal Information Redacted]

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION, MARKED TO THE ATTENTION OF “WARRANT EXERCISE”.

IF EXERCISED BY BROKER ON BEHALF OF WARRANT HOLDER

BROKER DELIVERING THIS WARRANT EXERCISE NOTICE ON BEHALF OF WARRANT HOLDER:

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY: [BROKER NAME]	\\

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL ADDRESS :

TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

BROKER’S DEPOSITORY PARTICIPANT NO.:

A-4-2

ACCOUNT NO. AT BROKER TO WHICH THE SHARES OF COMMON STOCK ARE TO BE

CREDITED:

IF EXERCISED BY WARRANT HOLDER

WARRANT HOLDER, IF OTHER THAN THE DIRECT DTC PARTICIPANT, DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

EMAIL ADDRESS:

TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

BROKER’S DEPOSITORY ACCOUNT NO.:

ACCOUNT NO. AT BROKER TO WHICH THE SHARES OF COMMON STOCK ARE TO BE

CREDITED:

NUMBER OF SHARES OF COMMON STOCK

NUMBER OF SHARES OF COMMON STOCK FOR WHICH THE WARRANT IS BEING EXERCISED (ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Print Name & Title:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

A-4-3

EXHIBIT B-1

FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED HOLDER
IF SUCH HOLDER DESIRES TO TRANSFER A WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

Warrants to purchase _____ shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution.

Signature

Date

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

B-1-1

EXHIBIT B-2

FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED HOLDER
IF SUCH HOLDER DESIRES TO TRANSFER A WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

Warrants to purchase _____ shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution.

Signature

Date

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

B-2-2

Exhibit C

WARRANT SUMMARY

NUMBER OF WARRANTS: Initially, 8,100,000 Warrants, subject to adjustment as described in the Warrant Agreement dated as of April 22, 2022 between Tidewater Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Warrant Agent”) (as supplemented or amended, the “Warrant Agreement”), each of which is exercisable or convertible for one share of the Company’s common stock, par value $0.001 per share. This summary is not complete and reference is made to the Warrant Agreement for the terms of the Warrants. In the event of any conflict, the terms of the Warrant Agreement shall control.

EXERCISE PRICE: $0.001 per Warrant (subject to adjustment as provided in the Warrant Agreement).

HOLDER NOT DEEMED A STOCKHOLDER: Prior to the exercise or conversion of any Warrant, no holder thereof, as such, shall be entitled to any rights of a stockholder of the Company.

JONES ACT LIMITATIONS ON EXERCISE OR CONVERSION: The right to exercise or convert Warrants is subject to the limitations on ownership of the Common Stock by Non-U.S. Citizens set forth in the Warrant Agreement.

FORM OF SETTLEMENT:

Full Settlement: If Full Physical Settlement is elected, the Company shall deliver, against payment of the Exercise Price, a number of shares of Common Stock equal to the number of Warrants exercised or converted.

Cashless Conversion: If Cashless Conversion is elected, the Company will withhold from issuance a number of shares of Common Stock issuable upon the conversion of the Warrants which, when multiplied by the Market Price of the Common Stock, is equal to the aggregate price for the number of shares of Common Stock for which the Warrants are being converted at the Exercise Price (assuming the Exercise price for all such shares of Common Stock was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants. The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Company, as and to the extent provided in the Warrant Agreement.

DATES OF EXERCISE OR CONVERSION: At any time, and from time to time, prior to the Close of Business on the Expiration Date.

EXPIRATION DATE: The Close of Business on April 22, 2047.

C-1

Exhibit D

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

D-1